Item 1. Report to Shareholders

November 30, 2004

New Income Fund

Semiannual Report

T. Rowe Price

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The views and opinions in this report were current as of November 30, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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T. Rowe Price New Income Fund
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Fellow Shareholders

The past six months were favorable for investment-grade bonds and your fund as long-term bond prices rallied in response to falling yields. Although the Federal Reserve raised its target for the key federal funds rate four times in the period, your portfolio's defensive posture and focus on intermediate- and longer-term securities benefited results. The New Income Fund posted solid returns for six and 12 months that compared favorably with its Lipper peer group average.

MARKET ENVIRONMENT

Short- and long-term Treasury yields moved in opposite directions in the six-month period ended November 30, 2004. As anticipated, the Federal Reserve repeatedly nudged short-term interest rates higher--in four quarter-point increments since June 30--in response to a sustained economic expansion. The federal funds target rate has doubled from a multi-decade low to 2.0%, and short-maturity fixed-income yields have responded in kind. For example, the yield on the three-month Treasury bill rose 116 basis points (100 basis points equal 1.0%) to 2.22% over the past six months. (The Federal Reserve raised rates another quarter point to 2.25% on December 14, following the end of our reporting period.)

[GRAPHIC OMITTED]

INTEREST RATE LEVELS
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10-Year Treasury Note

Lehman Brothers Baa U.S. Credit Index

2-Year Treasury Note


                    10-Year        Lehman Brothers Baa        2-Year
                 Treasury Note      U.S. Credit Index      Treasury Note

11/30/03             4.33%                5.15%                2.04%

                     4.25                 4.95                 1.82

                     4.13                 4.84                 1.82

2/04                 3.97                 4.68                 1.64

                     3.84                 4.61                 1.57

                     4.51                 5.27                 2.32

5/04                 4.65                 5.50                 2.53

                     4.58                 5.51                 2.68

                     4.48                 5.35                 2.68

8/04                 4.12                 5.01                 2.39

                     4.12                 5.00                 2.61

                     4.02                 4.92                 2.55

11/30/04             4.35                 5.20                 3.00


Nevertheless, long-term bond yields fell in the first half of your fund's fiscal year (although rates spiked in November) due to job market weakness, a squeeze on consumers from sharply rising oil prices, and continued geopolitical uncertainty. From this year's high near 5.35% (at the end of May), the yield on the 30-year Treasury note dipped to 5.00% at the end of the reporting period. The yield on the 10-year Treasury note, which is closer to the portfolio's weighted average maturity, declined a similar amount, to 4.35% from 4.65%, over the last six months. The combination of rising short-term yields and falling longer-term yields resulted in a flattening (or pivoting) of the yield curve. (The yield curve is a graphic depiction of interest rates for bonds of the same quality with various maturities.) Since May, long-term securities--the "back end" of the curve--dramatically outperformed short-term issues--the "front end." We think it is likely that longer-term yields will increase in coming quarters but that the yield curve will continue flattening as short rates rise more than those further out the curve.

MAJOR INDEX RETURNS
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Period Ended 11/30/04                                   6 Months       12 Months
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Lehman Brothers U.S. Aggregate Index                       3.82%           4.44%

Lehman Brothers U.S. Treasury Index                        3.14            2.52

Lehman Brothers Mortgage-Backed Securities Index           4.09            5.09

Lehman Brothers U.S. Credit Index                          4.60            5.04

CS First Boston High Yield Index                           9.31           12.85

Sources: Lehman Brothers and CS First Boston.

Intermediate- and long-term bonds posted strong gains for the past six months as price gains augmented interest income. Overseas credits, particularly in emerging markets, generated the best results as the dollar fell and world economic growth resumed. Corporate bonds, especially lower-quality credits, generated good results as well, helped by economic strength, improving profit trends, and continuing balance sheet repair. Mortgage-backed securities outperformed other comparable government securities as prepayment volatility subsided. Treasury inflation-protected securities (TIPS) also produced strong returns. The dollar's weakness, fears relating to energy-induced inflation, and the rising CPI helped boost demand for TIPS, especially by institutional investors, who have added the class to their asset allocation to enhance diversification and hedge inflation risks. Asset-backed and government agency securities, which have minimal default risk, lagged the Lehman Brothers U.S. Aggregate Index, a broad measure of the domestic investment-grade bond market, but outperformed similar-maturity Treasuries.

PERFORMANCE REVIEW

The New Income Fund generated a solid 4.10% six-month gain for the period ended November 30, 2004. The portfolio outperformed the Lipper average for similar funds and the Lehman Brothers U.S. Aggregate Index. In the past six months, we emphasized longer maturity debt--the long end of the curve--while maintaining a defensive posture through purchases of floating-rate notes on the short end and increasing diversification in nondollar-denominated securities. We concentrated purchases especially in Canada and in newly developed markets such as Mexico and Poland where yields are significantly higher than in the U.S. Returns for the 12-month period were also better than both of our benchmarks. Performance for the Advisor Class and R Class will vary due to their differing fee structures.

PERFORMANCE COMPARISON
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Periods Ended 11/30/04                                  6 Months       12 Months
--------------------------------------------------------------------------------

New Income Fund                                            4.10%           4.66%

New Income Fund-Advisor Class                              3.86            4.31

New Income Fund-R Class                                    3.74            4.08

Lehman Brothers U.S. Aggregate Index                       3.82            4.44

Lipper Average of Corporate Debt Funds A Rated             3.71            4.10

As we wrote six months ago, fundamental credit research and broader market themes play a major role in determining our individual security selections and sector allocations. Improving credit trends and stronger economic growth supported our commitment to corporate bonds in the utility, industrials, and energy sectors. The fund continues to overweight lower-quality, investment-grade (BBB rated) credits, and, in anticipation of higher short-term rates, we increased our positions in floating-rate notes. This positioning allowed the portfolio to generate slightly more income in the first half of the current fiscal year than in the prior six-month period, and that income generation is reflected in the higher 30-day standardized yield. Over the past six months the portfolio's weighted average maturity notched higher to 7.1 years from 6.7 years, but because of our concern about rising interest rates, we maintained the portfolio's defensive 4.4-year duration. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a fund with a four-year duration should rise or fall approximately 4% for each one-percentage-point fall or rise in interest rates.) Our defensive posture also led us to underweight the highest-quality corporate bonds, which are acutely sensitive to changes in underlying U.S. Treasury yields.

STRATEGY

The beginning of the long-awaited Fed campaign to raise short-term interest rates set the tone for our portfolio positioning. We buttressed the fund for higher interest rates by maintaining a shorter duration than the benchmark Lehman Brothers U.S. Aggregate Index. We also attempted to stay defensive in our short-term holdings. This latter positioning proved more beneficial to performance than our overall rate outlook because longer-term interest rates declined.

PORTFOLIO CHARACTERISTICS
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Periods Ended                                            5/31/04        11/30/04
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New Income Fund Share Price                               $8.87           $9.06

Dividends Per Share

  For 6 Months                                             0.16            0.17

  For 12 Months                                            0.32            0.33

30-Day Standardized Yield
to Maturity                                                3.74%           3.84%

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New Income Fund-Advisor Class
Share Price                                               $8.87           $9.05

Dividends Per Share

  For 6 Months                                             0.15            0.16

  For 12 Months                                            0.30            0.31

30-Day Standardized Yield
to Maturity                                                3.53%           3.58%

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New Income Fund-R Class
Share Price                                               $8.88           $9.06

Dividends Per Share

  For 6 Months                                             0.14            0.15

  For 12 Months                                            0.28            0.29

30-Day Standardized Yield
to Maturity                                                3.28%           3.37%

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Weighted Average Maturity (years)                           6.7             7.1

Weighted Average Effective
Duration (years)                                            4.4             4.4

Yields will vary and are not guaranteed.

For the past six months, the portfolio held a sizable allocation of its corporate holdings in floating-rate notes. This gave us credit exposure and higher yields but minimized our overall interest rate exposure. In addition, we owned a modest position in dividend-paying stocks in several high-quality sectors such as integrated oils and financials that allowed the fund to generate additional income. This also helped broaden diversification and generate capital appreciation while mitigating a measure of interest rate risk. Investors became more interested in higher-yielding corporate bonds as they grew less concerned about corporate governance and balance sheet leverage. Many of our lower-quality issues, particularly those that experienced severe distress last year, performed well.

Owning fixed-rate securities that pay higher yields than Treasuries cushioned the impact of Fed tightening. Many residential and commercial mortgage-backed, asset-backed, and corporate bonds also generated good gains over the six-month period. Nondollar bonds also contributed to results, thanks to a weaker dollar, and in most cases, they paid substantially higher yields than U.S. Treasuries. Unlike the U.S., many overseas governments have fiscal and monetary policies that are supportive of steady or declining interest rates.

[GRAPHIC OMITTED]

SECURITY DIVERSIFICATION
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Mortgage-Backed Securities                              40%

Corporate Bonds and Convertibles                        27

U.S. Treasuries                                         15

Foreign Government Obligations and Municipal Bonds       6

U.S. Agency Obligations                                  6

Equity and Preferred                                     1

Other and Reserves                                       5

Based on net assests as of 11/30/04.

Strengthening economic fundamentals supported our commitment to higher-yielding sectors. Throughout the period, we added to mortgage-backed issues (40% of net assets). Our commitment to the commercial mortgage-backed market and asset-backed securities provided a steady source of income and cash flow stability. However, we trimmed our already underweight position in agency holdings because valuations are high and regulatory uncertainty increases risk in the sector.

[GRAPHIC OMITTED]

QUALITY DIVERSIFICATION
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U.S. Government Agency Securities *                     41%

AAA Rated                                               30

AA Rated                                                 2

A Rated                                                  9

BBB Rated                                               16

BB and Below                                             1

Not Rated                                                1

Based on net assets as of 11/30/04.

* U.S. government agencies include GNMA and conventional pass-throughs, CMOs, and project loans.

Source: Standard & Poor's; if Standard & Poor's does not rate a security, then Moody's Investors Service is used as a secondary source.

Strong investor demand for additional yield and higher headline inflation boosted the performance of Treasury inflation-protected securities. Maintaining a modest allocation to TIPS proved beneficial during the period. Steadily improving credit trends and stronger economic growth led us to attractively priced corporate bonds in the natural gas, cable and media, and energy sectors. The fund maintained its significant overweight in BBB rated corporate bonds because supply remains low while foreign demand is strong.

OUTLOOK

The steady, resource-absorbing pace of job gains should provide further support to a fundamentally healthy economy. In such an environment, we expect the Federal Reserve to continue its slow march toward higher short-term rates through 2005. Increases in long-term rates should be muted as long as core inflation remains contained.

Several issues, however, could potentially disrupt this benign outlook. Bulging imbalances created by the U.S. budget and trade deficits are worrisome, especially with the prospect of a weaker dollar. Foreign investors, especially Asian central banks, have been active participants in the investment-grade markets over the past several years. Their support of the U.S. bond market has clearly contributed to a relatively stable interest rate environment. Though it is not our base case, a dramatic shift in asset preferences away from the U.S. dollar would clearly be a negative across the yield curve.

Current valuations also concern us. Both corporate and mortgage yield spreads (the difference between Treasury yields and other similar-maturity bonds) leave little room for a negative market event, such as more aggressive Fed tightening. Although credit fundamentals remain strong and mortgage prepayment volatility is low, we believe the possibility of significant spread compression from current levels is remote. We will be more selective in these sectors going forward.

Our research team continues to seek opportunities wherever they present themselves. For example, many foreign investment-grade government bonds offer higher yields than comparable-maturity U.S. Treasuries. We believe that tax-exempt bonds also offer tactical opportunities for us, as do longer-term TIPS. As always, we strive to enhance returns while managing risk by investing in securities that hold what we believe are favorable total return characteristics. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Daniel O. Shackelford
Chairman of the fund's Investment Advisory Committee

December 15, 2004

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

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RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund's sensitivity to rising interest rates and its potential for price declines.

GLOSSARY

CS First Boston High Yield Index: An index that tracks the performance of domestic noninvestment-grade corporate bonds.

Duration: A measure of a bond or bond fund's sensitivity to changes in interest rates. For example, a fund with a four-year duration would fall about 4% in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lehman Brothers Mortgage-Backed Securities Index: An unmanaged index of 15- and 30-year fixed-rate securities backed by GNMA.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks the performance of investment-grade government and corporate bonds. This index is widely accepted as the benchmark for the broad U.S. investment-grade bond market.

Lehman Brothers U.S. Credit Index: (Formerly the U.S. Corporate Investment Grade Index) An unmanaged index that tracks the performance of investment-grade corporate bonds.

Lehman Brothers U.S. Treasury Index: An unmanaged index of publicly traded obligations of the U.S. Treasury.

Lipper averages: The averages of all mutual funds in a particular category as tracked by Lipper Inc.

Weighted average maturity: The weighted average of the stated maturity dates of a portfolio's securities. In general, the longer the average maturity, the greater the fund's sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

T. Rowe Price New Income Fund
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GROWTH OF $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

NEW INCOME FUND
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As of 11/30/04

New Income Fund $19,515

Lehman Brothers U.S. Aggregate Index $20,991

Lipper Average of Corporate Debt Funds A-Rated $19,935

                               Lehman Brothers        Lipper Average of
            New Income          U.S. Aggregate         Corporate Debt
               Fund                 Index              Funds A-Rated

11/94       $ 10,000             $ 10,000               $ 10,000

11/95         11,757               11,764                 11,887

11/96         12,362               12,478                 12,523

11/97         13,219               13,421                 13,447

11/98         13,927               14,689                 14,592

11/99         13,872               14,683                 14,299

11/00         15,019               16,014                 15,343

11/01         16,743               17,801                 17,003

11/02         17,501               19,108                 17,977

11/03         18,647               20,098                 19,119

11/04         19,515               20,991                 19,935


Note: Performance in the Advisor Class and R Class will vary due to their differing fee structures. See returns table below.

AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                           Since
                                                                       Inception
Periods Ended 11/30/04                   1 Year   5 Years   10 Years     9/30/02
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New Income Fund                           4.66%     7.06%      6.91%          -

New Income Fund-Advisor Class             4.31         -          -        4.78%

New Income Fund-R Class                   4.08         -          -        4.59

Lehman Brothers U.S. Aggregate Index      4.44      7.41       7.70        4.20

Lipper Average of Corporate Debt
Funds A Rated                             4.10      6.66       7.12        4.62

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price New Income Fund
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FUND EXPENSE EXAMPLE
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As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class ("investor class") charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE NEW INCOME FUND
--------------------------------------------------------------------------------

                              Beginning           Ending           Expenses Paid
                          Account Value     Account Value         During Period*
                                 6/1/04          11/30/04     6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Investor Class

Actual                           $1,000         $1,041.00                  $3.53

Hypothetical (assumes 5%
return before expenses)           1,000          1,021.61                   3.50

Advisor Class

Actual                            1,000          1,038.60                   4.60

Hypothetical (assumes 5%
return before expenses)           1,000          1,020.56                   4.56

R Class

Actual                            1,000          1,037.40                   5.87

Hypothetical (assumes 5%
return before expenses)           1,000          1,019.30                   5.82

* Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the Investor Class was 0.69%, the Advisor Class was 0.90%, and the R Class was 1.15%.

T. Rowe Price New Income Fund
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QUARTER-END RETURNS
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Periods Ended 12/31/04                               1 Year   5 Years   10 Years
--------------------------------------------------------------------------------

New Income Fund                                       4.60%     7.37%      6.93%

New Income Fund-Advisor Class                         4.48      7.28       6.89

New Income Fund-R Class                               4.12      7.16       6.83

Lehman Brothers U.S. Aggregate Index                  4.34      7.71       7.72

Lipper Average of Corporate Debt Funds A Rated        4.09      6.99       7.14

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how each class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. The T. Rowe Price New Income Fund-Advisor Class and the T. Rowe Price New Income Fund-R Class began operations on September 30, 2002. Each shares the portfolio of the existing retail fund (the original share class of the fund is referred to as the "investor class"). The average annual total return figures for the Advisor and R Class have been calculated using the performance data of the investor class up to the inception date of the class and the actual performance results of the class since that date. The performance results of the investor class have not been adjusted to reflect the 12b-1 fee associated with either the Advisor Class (0.25%) or the R Class (0.50%). Had these fees been included, the performance of the Advisor and R Classes would have been lower.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Unaudited

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Investor Class

                         6 Months     Year
                            Ended    Ended
                         11/30/04  5/31/04   5/31/03  5/31/02  5/31/01  5/31/00
NET ASSET VALUE

Beginning of period       $  8.87   $ 9.21   $  8.70  $  8.53  $  8.07   $ 8.50

Investment activities

  Net investment income
  (loss)                     0.16     0.32      0.37     0.47     0.53     0.52

  Net realized and
  unrealized gain (loss)     0.20    (0.34)     0.52     0.17     0.46    (0.43)

  Total from
  investment activities      0.36    (0.02)     0.89     0.64     0.99     0.09

Distributions

  Net investment income     (0.17)   (0.32)    (0.38)   (0.47)   (0.53)   (0.52)

NET ASSET VALUE

End of period             $  9.06   $ 8.87   $  9.21  $  8.70  $  8.53   $ 8.07
                          ------------------------------------------------------

Ratios/Supplemental Data

Total return^               4.10%   (0.26)%    10.52%    7.68%   12.54%    1.13%

Ratio of total expenses to
average net assets          0.69%+    0.71%     0.74%    0.72%    0.73%    0.73%

Ratio of net investment
income (loss) to average
net assets                  3.67%+    3.56%     4.23%    5.38%    6.30%    6.32%

Portfolio turnover rate    151.7%+   219.0%    221.2%   222.0%   112.1%    83.6%

Net assets, end of period
(in millions)             $ 2,781  $ 2,512   $ 2,266  $ 1,863  $ 1,684  $ 1,633

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

+    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Unaudited

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

Advisor Class

                                           6 Months          Year        9/30/02
                                              Ended         Ended        Through
                                           11/30/04       5/31/04        5/31/03
NET ASSET VALUE

Beginning of period                         $ 8.87        $  9.21      $   8.84

Investment activities

  Net investment income (loss)                0.21*          0.30*         0.23*

  Net realized and unrealized
  gain (loss)                                 0.13          (0.34)         0.38

  Total from investment activities            0.34          (0.04)         0.61

Distributions

  Net investment income                      (0.16)         (0.30)        (0.24)

NET ASSET VALUE

End of period                               $ 9.05        $  8.87      $   9.21
                                           -------------------------------------

Ratios/Supplemental Data

Total return^                               3.86%*        (0.45)%*       7.02%*

Ratio of total expenses to
average net assets                          0.90%*+         0.90%*       0.90%+*

Ratio of net investment
income (loss) to average
net assets                                  3.27%*+         3.36%*       2.61%+*

Portfolio turnover rate                    151.7%+         219.0%       221.2%

Net assets, end of period
(in thousands)                            $   512         $   139     $    107

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.90% contractual expense limitation in effect through 9/30/06.

+    Annualized

The accompanying notes are an integral part of these financial statements.

 T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Unaudited

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

R Class

                                           6 Months           Year       9/30/02
                                              Ended          Ended       Through
                                           11/30/04        5/31/04       5/31/03
NET ASSET VALUE

Beginning of period                       $   8.88       $   9.21      $   8.84

Investment activities

  Net investment income (loss)                0.15*          0.28*         0.22*

  Net realized and unrealized gain (loss)     0.18          (0.33)         0.38

  Total from investment activities            0.33          (0.05)         0.60

Distributions

  Net investment income                      (0.15)         (0.28)        (0.23)

NET ASSET VALUE

End of period                             $   9.06       $   8.88      $   9.21

Ratios/Supplemental Data

Total return^                               3.74%*        (0.57)%*       6.84%*

Ratio of total expenses to
average net assets                          1.15%*+         1.15%*       1.15%+*

Ratio of net investment
income (loss) to average
net assets                                  3.22%*+         3.12%*       2.32%+*

Portfolio turnover rate                    151.7%+         219.0%       221.2%

Net assets, end of period
(in thousands)                          $   3,450        $  2,885     $    321
                                         ---------------------------------------

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 9/30/06.

+    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

PORTFOLIO OF INVESTMENTS (1)                         $ Par/Shares          Value
--------------------------------------------------------------------------------
(Amounts in 000s)

CORPORATE BONDS AND NOTES   24.4%

Aerospace & Defense   0.1%

Boeing, 8.75%, 8/15/21                                      2,425          3,206

                                                                           3,206

Automobiles and Related   1.6%

DaimlerChrysler

    6.50%, 11/15/13                                         5,945          6,341

  VR, 2.343%, 9/10/07                                       4,300          4,308

Ford Motor Credit

    5.625%, 10/1/08                                        12,700         12,898

  VR, 3.24%, 11/16/06                                       2,900          2,899

GM, 8.375%, 7/15/33                                         8,905          9,048

GMAC, 7.25%, 3/2/11                                         5,900          6,122

Lear, 144A, 5.75%, 8/1/14                                   2,000          2,006

                                                                          43,622

Banking   1.5%

Bank One, 5.25%, 1/30/13                                    5,300          5,386

Capital One Bank, 6.50%, 6/13/13                            3,520          3,811

Citigroup, 5.00%, 9/15/14                                   7,800          7,814

First Union, 6.40%, 4/1/08                                  2,215          2,387

HBOS, 144A, 6.00%, 11/1/33                                  4,300          4,379

MBNA America Bank

    4.625%, 8/3/09                                          5,100          5,159

    7.125%, 11/15/12                                        2,200          2,475

U.S. Bank, 2.87%, 2/1/07                                    4,000          3,943

Wells Fargo, VR, 1.99%, 3/23/07                             5,900          5,905

                                                                          41,259

Beverages   0.2%

Miller Brewing, 144A, 5.50%, 8/15/13                        6,200          6,360

                                                                           6,360

Broadcasting   0.4%

AOL Time Warner, 7.625%, 4/15/31                            4,415          5,177

Chancellor Media, 8.00%, 11/1/08                            2,615          2,929

Hearst-Argyle, 7.00%, 1/15/18                               3,685          4,067

                                                                          12,173

Building and Real Estate   0.5%

Lennar, 144A, 5.50%, 9/1/14                                 3,850          3,848

NVR, 5.00%, 6/15/10                                         4,085          4,044

Pulte Homes, 7.875%, 8/1/11                                 5,000          5,768

                                                                          13,660

Building Products   0.3%

Centex, 4.55%, 11/1/10                                      4,000          3,950

Masco, 5.875%, 7/15/12                                      5,190          5,519

                                                                           9,469

Cable Operators   0.3%

Cox Communications, 7.875%, 8/15/09                         4,900          5,499

Rogers Cable, 5.50%, 3/15/14                                4,120          3,852

                                                                           9,351

Computer Service & Software   0.3%

IBM, 4.25%, 9/15/09                                         5,155          5,204

SunGard Data Systems, 3.75%, 1/15/09                        2,750          2,658

                                                                           7,862

Conglomerates   0.8%

General Electric Capital

    6.00%, 6/15/12                                          5,290          5,713

    6.125%, 2/22/11                                         5,700          6,164

Hutchison Whampoa, 144A, 5.45%, 11/24/10                    3,235          3,316

Tyco International, 6.375%, 10/15/11                        6,310          6,922

                                                                          22,115

Container   0.2%

Sealed Air, 144A, 5.375%, 4/15/08                           5,200          5,355

                                                                           5,355

Department Stores   0.2%

Federated Department Stores, 6.625%, 4/1/11                 3,630          4,028

May Department Stores, 144A, 3.95%, 7/15/07                 1,470          1,475

                                                                           5,503

Diversified Chemicals   0.1%

Dow Chemical, 6.125%, 2/1/11                                3,225          3,487

                                                                           3,487

Drugs   0.4%

Amgen, 144A, 4.00%, 11/18/09                                3,285          3,254

GlaxoSmithKline, 5.375%, 4/15/34                            3,355          3,211

Wyeth, 6.50%, 2/1/34                                        3,125          3,235

                                                                           9,700

Electric Utilities   3.3%

Alabama Power, Series B, VR, 2.571%, 8/25/09                3,980          3,980

Appalachian Power, 4.80%, 6/15/05                           5,115          5,166

Black Hills, 6.50%, 5/15/13                                 5,160          5,289

CE Electric UK Funding, 144A, 6.995%, 12/30/07              3,835          4,070

Centerpoint Energy, 5.875%, 6/1/08                          4,000          4,181

Cleveland Electric Illuminating, 5.65%, 12/15/13            4,500          4,591

Dominion Resources, 5.00%, 3/15/13                          4,350          4,302

Entergy Gulf States, 5.20%, 12/3/07                         4,675          4,675

Exelon Generation, 5.35%, 1/15/14                           3,900          3,952

FirstEnergy, 7.375%, 11/15/31                               3,000          3,333

PG&E

    6.05%, 3/1/34                                           4,035          4,064

  VR, 2.72%, 4/3/06                                         1,568          1,570

Pinnacle West Capital, 6.40%, 4/1/06                        4,285          4,437

PPL Capital Funding, 4.33%, 3/1/09                          5,075          5,056

Progress Energy, 6.75%, 3/1/06                              3,348          3,482

PSEG Power, 8.625%, 4/15/31                                 4,450          5,657

Public Service of New Mexico, 4.40%, 9/15/08                4,735          4,758

Puget Sound Energy, VR, 2.681%, 7/14/06                     5,135          5,133

Sempra Energy, 6.00%, 2/1/13                                4,780          5,026

Tri-State Generation, 144A, 6.04%, 1/31/18                  2,850          2,936

TXU Energy, VR, 2.838%, 1/17/06                             2,325          2,324

Western Power Distribution Holdings, 144A,
6.875%, 12/15/07                                            2,690          2,779

                                                                          90,761

Electronic Components   0.1%

Motorola, 7.625%, 11/15/10                                  2,540          2,936

                                                                           2,936

Energy   0.6%

Pioneer Natural Resource, 5.875%, 7/15/16                   2,445          2,526

Plains All American Pipeline, 7.75%, 10/15/12               2,255          2,615

Transocean, 7.50%, 4/15/31                                  2,960          3,506

XTO Energy, 6.25%, 4/15/13                                  3,240          3,503

YPF Sociedad Anonima, 10.00%, 11/2/28                       4,660          5,545

                                                                          17,695

Entertainment and Leisure   0.1%

International Speedway, 4.20%, 4/15/09                      2,300          2,281

                                                                           2,281

Exploration and Production   0.8%

Canadian Natural Resources, 7.20%, 1/15/32                  5,200          6,002

Diamond Offshore Drilling, 144A, 5.15%, 9/1/14              3,500          3,512

Encana Holdings Finance, 5.80%, 5/1/14                      5,150          5,411

Kaneb Pipe Line Operations, 7.75%, 2/15/12                  5,430          6,229

                                                                          21,154

Finance and Credit   1.5%

CIT Group Holdings, 7.75%, 4/2/12                           6,805          7,994

Colonial Bank, 9.375%, 6/1/11                               3,980          4,721

Countrywide Home Loans, 4.125%, 9/15/09                     5,450          5,386

Household Finance, 6.375%, 11/27/12                         4,475          4,899

International Lease Finance, 6.375%, 3/15/09                5,020          5,421

Northern Trust, 4.60%, 2/1/13                               3,075          3,025

SLM Corporation

  VR, 2.30%, 1/26/09                                        5,600          5,607

  VR, 3.66%, 4/1/09                                         3,840          3,857

                                                                          40,910

Food Processing   0.6%

Bunge Limited Finance, 4.375%, 12/15/08                     5,290          5,305

Kraft Foods, 5.625%, 11/1/11                                4,700          4,924

McCormick, 6.40%, 2/1/06                                    7,300          7,579

                                                                          17,808

Food/Tobacco   0.2%

UST, 6.625%, 7/15/12                                        5,400          5,947

                                                                           5,947

Gaming   0.2%

GTECH, 144A, 4.50%, 12/1/09                                 3,500          3,468

Harrah's Operating, 5.50%, 7/1/10                           2,700          2,778

                                                                           6,246

Gas & Gas Transmission   0.8%

Buckeye Partners

    5.30%, 10/15/14                                         1,430          1,427

    6.75%, 8/15/33                                          3,140          3,385

Duke Capital

    4.302%, 5/18/06                                         3,450          3,486

    6.25%, 2/15/13                                          4,350          4,662

Kinder Morgan, 6.50%, 9/1/12                                5,000          5,424

Panhandle Eastern Pipeline, 4.80%, 8/15/08                  3,600          3,638

                                                                          22,022

Healthcare Services   0.3%

Highmark, 144A, 6.80%, 8/15/13                              4,005          4,305

Hospira, 4.95%, 6/15/09                                     4,800          4,874

                                                                           9,179

Insurance   2.5%

ACE INA Holdings, 5.875%, 6/15/14                           3,945          3,982

AIG Sunamerica Global Financing XII, 144A, 5.30%, 5/30/07   6,070          6,310

Allstate Financial Global Funding, 144A, 5.25%, 2/1/07      5,200          5,395

Cigna, 7.40%, 5/15/07                                       2,000          2,148

Fund American Companies, 5.875%, 5/15/13                    4,735          4,747

Genworth Financial, 5.75%, 6/15/14                          4,700          4,880

Jefferson Pilot, 144A, 8.14%, 1/15/46                       3,000          3,354

Mangrove Bay Trust, 144A, VR, 6.102%, 7/15/33               2,500          2,482

Nationwide Financial Services, 5.90%, 7/1/12                5,170          5,442

Nationwide Mutual Insurance, 144A, 6.60%, 4/15/34           2,735          2,647

NLV Financial, 144A, 7.50%, 8/15/33                         3,375          3,562

Principal Life Global Funding I, 144A, 5.25%, 1/15/13       4,900          4,959

Prudential Financial, 3.75%, 5/1/08                         4,520          4,473

Security Benefit Life Insurance, 144A, 7.45%, 10/1/33       2,150          2,259

Sun Life of Canada (U.S.) Capital Trust, 144A,
8.526%, 5/29/49                                             7,000          7,903

XL Capital, 6.50%, 1/15/12                                  4,070          4,402

                                                                          68,945

Investment Dealers   0.7%

Franklin Resources, 3.70%, 4/15/08                          1,650          1,633

Goldman Sachs Capital I, 6.345%, 2/15/34                   10,000         10,157

Morgan Stanley, 3.625%, 4/1/08                              7,880          7,828

                                                                          19,618

Long Distance   0.5%

AT&T Broadband, 8.375%, 3/15/13                             5,395          6,541

Sprint Capital, 6.90%, 5/1/19                               6,115          6,687

                                                                          13,228

Manufacturing   0.2%

John Deere Capital, 7.00%, 3/15/12                          5,250          5,999

                                                                           5,999

Media and Communications   0.3%

News America

    6.75%, 1/9/38                                           1,705          1,883

    7.625%, 11/30/28                                        2,160          2,510

  144A, 6.20%, 12/15/34                                     3,185          3,160

                                                                           7,553

Metals   0.2%

Alcan, 6.125%, 12/15/33                                     4,250          4,360

                                                                           4,360

Oil Field Services   0.2%

Halliburton, 144A, VR, 2.86%, 1/26/07                       5,000          4,998

                                                                           4,998

Paper and Paper Products   0.6%

Celulosa Arauco Y Constitucion, 8.625%, 8/15/10             7,500          8,834

SCA Coordination Center, 144A, 4.50%, 7/15/15               3,425          3,209

Weyerhaeuser

    6.75%, 3/15/12                                          2,425          2,713

    7.375%, 3/15/32                                         1,085          1,252

                                                                          16,008

Petroleum   0.9%

Amerada Hess, 7.875%, 10/1/29                               4,800          5,505

ConocoPhillips, 5.90%, 10/15/32                             4,560          4,624

Devon Financing, 7.875%, 9/30/31                            4,035          4,970

Pemex Project Funding Master Trust

    7.375%, 12/15/14                                        3,280          3,589

  144A, VR, 3.18%, 6/15/10                                  4,700          4,812

PF Export Receivables Master Trust
Series 2003, Class A, 144A, 6.436%, 6/1/15                  2,566          2,525

                                                                          26,025

Railroads   0.6%

Canadian National Railway, 6.25%, 8/1/34                    5,110          5,396

Norfolk Southern, 6.00%, 4/30/08                            6,175          6,522

Union Pacific, 6.50%, 4/15/12                               5,020          5,542

                                                                          17,460

Real Estate Investment Trust Securities   0.5%

Developers Diversified Realty, 3.875%, 1/30/09              3,565          3,468

EOP Operating, 4.65%, 10/1/10                               4,100          4,086

Reckson Operating Partnership, 5.15%, 1/15/11               2,500          2,470

Simon Property Group, 3.75%, 1/30/09                        4,650          4,540

                                                                          14,564

Retail   0.1%

CVS, 144A, 4.00%, 9/15/09                                   2,985          2,952

                                                                           2,952

Savings and Loan   0.2%

Webster Financial, 5.125%, 4/15/14                          5,310          5,302

                                                                           5,302

Specialty Chemicals   0.1%

Lubrizol, 5.50%, 10/1/14                                    3,800          3,747

                                                                           3,747

Supermarkets   0.2%

Kroger, 8.05%, 2/1/10                                       4,855          5,603

                                                                           5,603

Telecommunications   0.3%

Telus

    7.50%, 6/1/07                                           2,530          2,752

    8.00%, 6/1/11                                           4,250          4,946

                                                                           7,698

Telephones   0.7%

Deutsche Telekom International Finance,
STEP, 8.75%, 6/15/30                                        4,550          5,833

France Telecom, STEP, 8.50%, 3/1/11                         4,360          5,173

Telefonos de Mexico, 4.50%, 11/19/08                        2,480          2,490

Verizon Global Funding, 7.75%, 12/1/30                      4,155          4,977

                                                                          18,473

Wireless Communications   0.2%

America Movil, 5.50%, 3/1/14                                3,255          3,171

U.S. Cellular, 6.70%, 12/15/33                              2,695          2,707

                                                                           5,878

Total Corporate Bonds and Notes (Cost  $660,656)                         678,472

ASSET-BACKED SECURITIES   3.2%

Auto-Backed  0.9%

Capital Auto Receivables Asset Trust
Series 2002-2, Class CERT, 4.18%, 10/15/07                  2,994          3,010

Chase Manhattan Auto Owner Trust

  Series 2001-B, Class CTFS, 3.75%, 5/15/08                 1,731          1,736

  Series 2003-A, Class A4, 2.06%, 12/15/09                  9,125          8,892

GS Auto Loan Trust, Series 2004-1, Class C,
2.68%, 5/15/11                                              1,750          1,737

Hyundai Auto Receivables Trust

  Series 2003-A, Class A4, 3.02%, 10/15/10                  4,950          4,894

  Series 2003-A, Class D, 4.06%, 10/15/10                   2,050          2,065

Morgan Stanley Auto Loan Trust
Series 2004-HB1, Class C, VR, 2.88%, 10/15/11               3,636          3,621

SSB Auto Loan Trust, Series 2002-1, Class C,
4.13%, 2/15/09                                                938            940

                                                                          26,895

Credit Card-Backed 1.5%

Citibank Credit Card Issuance Trust

  Series 2001-C1, Class C1, VR, 2.68%, 1/15/10              6,035          6,136

  Series 2004-C1, Class C1, VR, 2.75%, 7/15/13             13,000         13,022

MBNA Master Credit Card Trust II
Series 2000-D, Class C, 144A, 8.40%, 9/15/09               10,075         11,105

World Financial Network
Series 2003-A, Class A2, VR, 2.47%, 5/15/12                10,925         10,973

                                                                          41,236

Recreational Vehicles 0.0%

CIT RV Trust, Series 1997-A, Class A6, 6.35%, 4/15/11         639            641

                                                                             641

Stranded Asset 0.8%

Peco Energy Transition Trust
Series 2001-A, Class A1, 6.52%, 12/31/10                   11,475         12,757

Reliant Energy Transition Bond
Series 2001-1, Class A4, 5.63%, 9/15/15                     8,572          9,058

                                                                          21,815

Total Asset-Backed Securities (Cost  $89,979)                             90,587


NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES   6.1%

Commercial Mortgage-Backed   3.8%

Banc of America Commercial Mortgage
Series 2003-1, Class A2, CMO, 4.648%, 9/11/36              11,450         11,407

Bear Stearns Commercial Mortgage
Series 2002-TOP8, Class A2, CMO, 4.83%, 8/15/38             8,210          8,234

DLJ Commercial Mortgage
Series 1999-CG2, Class A1B, CMO, 7.30%, 6/10/32            13,000         14,509

GE Capital Commercial Mortgage
Series 2001-1, Class A2, CMO, 6.531%, 3/15/11              11,300         12,418

Greenwich Capital Commercial Funding
Series 2004-GG1A, Class A2, CMO, 3.835%, 10/8/08            9,181          9,174

GS Mortgage Securities Corp. II
Series 2004-GG2, Class A2, CMO, 4.293%, 8/1/38              6,050          6,106

J.P. Morgan Chase Commercial Mortgage

  Series 2001-CIB2, Class A2, CMO, 6.244%, 4/15/35          6,750          7,195

  Series 2001-CIBC, Class A3, CMO, 6.26%, 3/15/33           7,275          7,946

LB-UBS Commercial Mortgage Trust

  Series 2004-C2, Class A2, CMO, 3.246%, 3/15/29            5,975          5,772

  Series 2004-C4, Class A2, CMO, 4.567%, 5/15/29           11,750         11,934

Morgan Stanley Dean Witter Capital
Series 2002-TOP7, Class A2, CMO, 5.98%, 1/15/39             9,400         10,157

Prudential Securities Secured Financing
Series 1999-NRF1, Class A1, CMO, 6.074%, 1/15/08            2,204          2,250

                                                                         107,102

Home Equity Loans-Backed   0.5%

BankBoston Home Equity Loan Trust
Series 1998-1, Class A6, 6.35%, 2/25/13                     3,287          3,463

Chase Funding Mortgage Loan

  Series 1998-1, Class 1M1, 6.59%, 5/25/28                  1,422          1,440

  Series 2002-2, Class 1M1, 5.599%, 9/25/31                 1,750          1,775

Countrywide Asset-Backed Certificates
Series 2003-5, Class AF3, 3.613%, 4/25/30                   7,925          7,910

                                                                          14,588

Whole Loans-Backed   1.8%

Bank of America Mortgage Securities

  Series 2003-L, Class 2A2, CMO, 4.32%, 1/25/34            16,566         16,421

  Series 2004-1, Class 3A2, CMO, 5.008%, 10/25/34           6,301          6,350

  Series 2004-A, Class 2A2, CMO, 4.152%, 2/25/34            8,945          8,827

  Series 2004-D, Class 2A2, CMO, 4.225%, 5/25/34            4,575          4,525

  Series 2004-H, Class 2A2, CMO, 4.821%, 9/25/34            5,899          5,967

Countrywide Home Loans
Series 2003-60, Class 2A1, CMO, 5.017%, 2/25/34             2,441          2,446

Residential Accredit Loans
Series 1997-QS12, Class A7, CMO, 7.25%, 11/25/27              319            320

Washington Mutual
Series 2004-AR1, Class A, CMO, 4.229%, 3/25/34              5,080          5,004

                                                                          49,860

Total Non-U.S. Government Mortgage-Backed
Securities (Cost  $173,010)                                              171,550

U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES   33.9%

U.S. Government Agency Obligations+/-  25.6%

Federal Home Loan Mortgage

    4.50%, 11/1/18 - 6/1/19                                34,487         34,309

    5.00%, 1/1/09 - 4/1/34                                 64,714         65,499

    5.50%, 4/1/29                                             709            722

    6.00%, 5/1/17 - 12/1/33                                26,524         27,541

    6.50%, 5/1/17 - 5/1/24                                  6,209          6,580

    7.00%, 2/1/24 - 6/1/32                                  4,146          4,402

    7.50%, 5/1 - 6/1/24                                       297            321

    10.50%, 3/1/13 - 8/1/20                                    28             31

    11.00%, 11/1/17 - 7/1/20                                   17             19

  ARM, 4.577%, 9/1/32                                       3,756          3,779

  CMO

    4.50%, 3/15/16                                         31,450         31,324

    5.50%, 4/15/28                                         21,750         22,428

    6.50%, 3/15/23                                         10,810         11,025

  CMO, IO

    4.50%, 6/15/11 - 4/15/18                               29,866          2,961

  CMO, Principal Only, 8/1/28                                 569            493

  TBA

    5.50%, 1/1/32                                           1,075          1,087

    6.00%, 1/1/18                                          12,469         13,054

Federal National Mortgage Assn.

    4.50%, 5/1/18 - 1/1/19                                 42,527         42,334

    5.00%, 1/1/09 - 6/1/34                                132,026        131,182

    5.50%, 4/1/16 - 10/1/34                               177,479        181,184

    6.00%, 4/1/14 - 11/1/34                                66,318         68,547

    6.50%, 6/1/13 - 7/1/32                                 28,534         29,999

    7.00%, 10/1/29 - 11/1/30                                  163            174

 CMO, 3.50%, 4/25/13                                        7,250          7,255

 CMO, IO

    5.50%, 11/25/28                                         7,420            490

    6.50%, 2/1/32                                           2,275            456

  TBA, 6.50%, 1/1/33                                       25,875         27,136

                                                                         714,332

U.S. Government Obligations   8.3%

Government National Mortgage Assn.

    5.00%, 7/15 - 9/20/33                                  61,591         61,303

    5.50%, 1/20 - 4/15/34                                  53,219         54,065

    6.00%, 2/15/14 - 9/20/34                               42,428         44,103

    6.50%, 8/15/25 - 9/20/34                                4,473          4,714

    7.00%, 3/15/13 - 11/20/28                               9,396         10,037

    7.50%, 8/15/16 - 8/15/28                                1,833          1,973

    8.00%, 7/15/16 - 10/15/27                               5,974          6,529

    8.50%, 9/15/16 - 9/20/26                                1,108          1,221

    9.00%, 1/15/09 - 11/15/19                                 253            282

    9.50%, 6/15/09 - 2/15/25                                   59             65

    10.25%, 9/15/19 - 11/15/20                                200            226

    11.00%, 12/15/09 - 6/15/19                              1,889          2,133

    11.50%, 3/15/10 - 10/15/15                                258            295

  CMO, 2.946%, 3/16/19                                      7,050          6,813

  CMO, Principal Only, 3/16/28                              1,104          1,004

  TBA

    5.00%, 1/1/33                                           7,175          7,120

    5.50%, 1/1/32                                          14,120         14,314

    6.00%, 1/1/33                                          14,750         15,220

                                                                         231,417

Total U.S. Government & Agency Mortgage-Backed
Securities (Cost  $940,539)                                              945,749

U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING
MORTGAGE-BACKED)   21.0%

U.S. Government Agency Obligations+/-  6.5%

Federal Home Loan Bank, 1.833%, 2/25/05                    20,000         19,894

Federal Home Loan Mortgage

    2.75%, 3/15/08(ss.)                                    32,182         31,343

    4.75%, 10/11/12(ss.)                                   10,000          9,871

    5.125%, 7/15/12                                        31,258         32,526

    6.875%, 1/15/05                                         4,750          4,777

Federal National Mortgage Assn.

    4.25%, 7/15/07(ss.)                                    20,000         20,400

    4.375%, 9/15/12(ss.)                                   10,650         10,543

    5.75%, 2/15/08                                         15,045         16,023

    7.125%, 1/15/30                                        11,300         13,807

  CMO

    2.91%, 11/25/33                                         6,325          6,303

    5.00%, 3/25/15                                         15,800         16,021

                                                                         181,508

U.S. Treasury Obligations   14.5%

U.S. Treasury Bonds

    5.375%, 2/15/31(ss.)                                   24,475         25,744

    5.50%, 8/15/28(ss.)                                     7,500          7,920

    6.00%, 2/15/26(ss.)                                     9,805         10,994

    6.25%, 8/15/23 - 5/15/30(ss.)++                        50,310         58,448

    6.50%, 11/15/26(ss.)                                   29,650         35,251

    7.50%, 11/15/16(ss.)++                                 21,100         26,639

    8.50%, 2/15/20(ss.)                                     3,600          5,005

U.S. Treasury Inflation-Indexed Bonds, 2.375%,
1/15/25(ss.)                                               26,091         27,004

U.S. Treasury Notes

    1.50%, 2/28/05(ss.)                                   114,100        113,904

    1.625%, 4/30/05(ss.)                                   30,000         29,906

    4.00%, 6/15/09(ss.)                                    17,800         18,056

    4.25%, 8/15 - 11/15/13(ss.)                             9,800          9,767

    4.75%, 5/15/14(ss.)                                     9,000          9,277

    5.00%, 8/15/11(ss.)                                    11,500         12,161

U.S. Treasury Stripped Interest Payment
Zero Coupon, 5/15/20(ss.)                                  32,250         14,578

                                                                         404,654

Total U.S. Government & Agency Obligations
 (excluding Mortgage-Backed) (Cost  $576,530)                            586,162

FOREIGN GOVERNMENT OBLIGATIONS & AGENCY OBLIGATIONS   3.8%

Federal Republic of Germany, 5.00%, 5/20/05 (EUR)           9,100         12,217

Government of Canada, 6.00%, 9/1/05 (CAD)                  34,650         29,823

Government of Poland, 5.75%, 6/24/08 (PLN)                 85,300         26,235

Republic of Chile, 5.50%, 1/15/13                           4,710          4,868

Republic of South Africa, 6.50%, 6/2/14(ss.)                2,575          2,797

United Mexican States

    8.00%, 12/19/13 (MXN)                                 337,500         25,940

  VR, 2.29%, 1/13/09(ss.)                                   3,500          3,549

Total Foreign Government Obligations &
Agency Obligations (Cost  $89,653)                                       105,429

MUNICIPAL BONDS   2.3%

California

  Economic Recovery

    5.00%, 7/1/23 (Tender 7/1/07)                           2,280          2,421

    5.00%, 7/1/23 (Tender 7/1/08)                           2,450          2,646

  GO

    5.25%, 4/1/34                                           2,570          2,635

    5.50%, 11/1/33                                          2,500          2,631

Kansas Dev. Fin. Auth., Public Employee Retirement
5.501%, 5/1/34 (FSA Insured)                                3,175          3,164

Massachusetts, GO, 5.25%, 8/1/15 (MBIA Insured)            11,250         12,471

New York State Urban Dev. Corp., Corrections &
Youth Fac. 5.25%, 1/1/21 (Tender 1/1/09)                    5,675          6,136

North Carolina, GO, 5.25%, 3/1/13                          15,740         17,671

Oregon, Taxable Pension Fund, GO, 5.892%, 6/1/27            1,640          1,732

Puerto Rico Public Fin. Corp.
5.25%, 8/1/29 (MBIA Insured) (Tender 2/1/12)               11,050         12,160

Total Municipal Bonds (Cost  $63,325)                                     63,667

COMMON STOCKS   1.0%

Bank and Trust   0.4%

AmSouth Bancorp(ss.)                                           60          1,556

Citizens Banking(ss.)                                          50          1,755

Hudson United Bancorp(ss.)                                     48          1,931

KeyCorp(ss.)                                                   76          2,517

National City(ss.)                                             45          1,668

U.S. Bancorp(ss.)                                              55          1,630

Washington Mutual(ss.)                                         39          1,567

                                                                          12,624

Building and Real Estate   0.2%

CarrAmerica Realty, REIT(ss.)                                  60          1,943

Weingarten Realty Investors, REIT(ss.)                         59          2,384

                                                                           4,327

Financial Services   0.1%

Citigroup                                                      47          2,092

                                                                           2,092

Integrated Petroleum - International   0.3%

BP ADR(ss.)                                                    49          2,994

ChevronTexaco(ss.)                                             56          3,058

Royal Dutch Petroleum ADS(ss.)                                 47          2,668

                                                                           8,720

Total Common Stocks (Cost  $23,238)                                       27,763


PREFERRED STOCKS   0.1%

Real Estate   0.1%

Roslyn Real Estate Asset *                                      0          1,995

Total Preferred Stocks (Cost  $2,045)                                      1,995

INTEREST RATE SWAP AGREEMENTS   0.0%

Citigroup Capital Services, Pay 4.435% Fixed
Receive 3 month LIBOR (Currently 2.29%), 5/11/09                0            101

Morgan Stanley Capital Services, Pay 3.955% Fixed
Receive 3 month LIBOR (Currently 2.29%), 11/12/08               0           (54)

Morgan Stanley Capital Services, Pay 4.213% Fixed
Receive 3 month LIBOR (Currently 2.29%), 11/12/08               0           (50)

Total Interest Rate Swap Agreements (Premium Paid $0)                        (3)

SHORT-TERM INVESTMENTS  6.2%

Money Market Funds   6.2%

T. Rowe Price Reserve Investment Fund, 2.00% #+           172,102        172,102

Total Short-Term Investments (Cost  $172,102)                            172,102

SECURITIES LENDING COLLATERAL   16.3%

Money Market Trust   16.3%

State Street Bank and Trust Company of
New Hampshire N.A. Securities Lending Quality
Trust units, 1.998% #                                     453,183        453,183

Total Securities Lending Collateral (Cost  $453,183)                     453,183

FORWARD CURRENCY EXCHANGE CONTRACTS   0.0%

Unrealized Gain (Loss) on Forward Currency
Exchange Contracts(2)                                                      (949)

Total Forward Currency Exchange Contracts                                  (949)

FUTURES CONTRACTS   0.0%

Variation margin receivable (payable)
on open future contracts(3)                                                   22

Total Futures Contracts                                                       22

Total Investments in Securities

118.3% of Net Assets (Cost $3,244,260)                                $3,295,729
                                                                      ----------

(1)   Denominated in U.S. dollars unless otherwise noted

#     Seven-day yield

*     Non-income producing

(ss.) All or a portion of this security is on loan at November 30, 2004 - See
      Note 2

+/- The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

++ All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2004.

+     Affiliated company - See Note 4

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $122,695 and represents 4.4% of net assets

ADR   American Depository Receipts

ADS   American Depository Shares

ARM   Adjustable Rate Mortgage

CAD   Canadian dollar

CMO   Collateralized Mortgage Obligation

EUR   Euro

FSA   Financial Security Assurance Inc.

GO    General Obligation

IO Interest Only security for which the fund receives interest on notional principal (par)

MBIA  MBIA Insurance Corp.

MXN   Mexican peso

PLN   Polish zloty

REIT  Real Estate Investment Trust

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

TBA   To Be Announced security was purchased on a forward commitment basis

USD   U.S. dollar

VR    Variable Rate

(2) Open Forward Currency Exchange Contracts at November 30, 2004 were as follows:

Amounts in (000s)
                                                                      Unrealized
Counterparty         Settlement   Receive           Deliver          Gain (Loss)
------------------   ----------   ---------------   ---------------  -----------

RPC Capital Markets  1/31/05      USD     16,231    CAD      19,165      $  139

CS First Boston      2/7/05       USD     29,417    EUR      23,000      (1,088)

Net unrealized gain (loss) on open
forward currency exchange contracts                                      $ (949)
                                                                         ------

(3) Open Futures Contracts at November 30, 2004 were as follows:
($ 000s)
                                                 Contract             Unrealized
                             Expiration             Value            Gain (Loss)
                             ----------          --------            -----------

Short, 679 U.S. Treasury
five year contracts,
$350 par of 6.25% U.S.
Treasury Bonds pledged as
initial margin                     3/05        $ (73,894)                 $ 180

Short, 175 U.S. Treasury
ten year contracts,
$1,575 par of 7.50%
U.S. Treasury Bonds
pledged as initial margin          3/05          (19,381)                    46

Long, 195 Federal Republic
of Germany five year contracts    12/04           29,140                    528

Long, 105 Federal Republic
of Germany ten year contracts     12/04           16,424                     32

Net payments (receipts) of variation
margin to date                                                             (764)

Variation margin receivable (payable)
on open futures contracts                                                 $  22
                                                                          -----

The accompanying notes are an integral part of these financial statements.

 T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $172,102)                             $    172,102

  Non-affiliated companies (cost $3,072,158)                          3,123,627

  Total investments in securities                                     3,295,729

Other assets                                                             66,369

Total assets                                                          3,362,098

Liabilities

Obligation to return securities lending collateral                      453,183

Other liabilities                                                       123,845

Total liabilities                                                       577,028

NET ASSETS                                                         $  2,785,070
                                                                   ------------
Net Assets Consist of:

Undistributed net investment income (loss)                         $       (442)

Undistributed net realized gain (loss)                                  (19,668)

Net unrealized gain (loss)                                               52,387

Paid-in-capital applicable to 307,537,455 shares of
$1.00 par value capital stock outstanding;
300,000,000 shares authorized                                         2,752,793

NET ASSETS                                                         $  2,785,070
                                                                   ------------
NET ASSET VALUE PER SHARE
Investor Class

($2,781,107,861/307,099,999 shares outstanding)                    $       9.06
                                                                   ------------
Advisor Class

($512,000/56,550 shares outstanding)                               $       9.05
                                                                   ------------
R Class

($3,450,314/380,906 shares outstanding)                            $       9.06
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                        6 Months
                                                                           Ended
                                                                        11/30/04
Investment Income (Loss)

Income

  Interest                                                           $   55,301

  Dividend                                                                2,291

  Securities lending                                                        192

  Total income                                                           57,784

Expenses

  Investment management                                                   6,148

  Shareholder servicing

    Investor Class                                                        2,664

    R Class                                                                   7

  Custody and accounting                                                    188

  Prospectus and shareholder reports

    Investor Class                                                           44

    Advisor Class                                                             1

    R Class                                                                   1

  Registration                                                               60

  Legal and audit                                                            14

  Rule 12b-1 fees

    R Class                                                                   6

  Directors                                                                   5

  Miscellaneous                                                              10

  Reductions/repayments of fees and expenses

    Expenses (reimbursed by) repaid to manager                               (3)

  Total expenses                                                          9,145

Net investment income (loss)                                             48,639

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                             11,627

  Futures                                                                (1,686)

  Foreign currency transactions                                          (8,190)

  Net realized gain (loss)                                                1,751

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                        6 Months
                                                                           Ended
                                                                        11/30/04

Change in net unrealized gain (loss)

  Securities                                                             52,064

  Futures                                                                   718

  Written options                                                           215

  Other assets and liabilities
  denominated in foreign currencies                                        (999)

  Change in net unrealized gain (loss)                                   51,998

Net realized and unrealized gain (loss)                                  53,749

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $  102,388
                                                                     ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)
                                                          6 Months          Year
                                                             Ended         Ended
                                                          11/30/04       5/31/04
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                         $   48,639    $   79,320

  Net realized gain (loss)                                  1,751        41,550

  Change in net unrealized gain (loss)                     51,998      (128,783)

  Increase (decrease) in net assets from operations       102,388        (7,913)

Distributions to shareholders

  Net investment income

    Investor Class                                        (50,226)      (82,278)

    Advisor Class                                              (5)           (4)

    R Class                                                   (55)          (55)

  Decrease in net assets from distributions               (50,286)      (82,337)

Capital share transactions *

  Shares sold

    Investor Class                                        339,609       693,833

    Advisor Class                                             385            38

    R Class                                                 1,106         3,387

  Distributions reinvested

    Investor Class                                         48,188        77,952

    Advisor Class                                               3             4

    R Class                                                    55            55

  Shares redeemed

    Investor Class                                       (170,386)     (436,124)

    Advisor Class                                             (18)           (6)

    R Class                                                  (662)         (834)

  Increase (decrease) in net assets from
  capital share transactions                              218,280       338,305

Net Assets

Increase (decrease) during period                         270,382       248,055

Beginning of period                                     2,514,688     2,266,633

End of period                                          $2,785,070    $2,514,688
                                                       ----------    ----------

(Including undistributed net investment income (loss) of $(442) at 11/30/04 and $1,205 at 5/31/04)

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                          6 Months          Year
                                                             Ended         Ended
                                                          11/30/04       5/31/04
*Share information

    Shares sold

      Investor Class                                       37,677        76,658

      Advisor Class                                            42             5

      R Class                                                 124           377

    Distributions reinvested

      Investor Class                                        5,333         8,648

      R Class                                                   6             6

    Shares redeemed

      Investor Class                                      (18,955)      (48,398)

      Advisor Class                                            (2)           (1)

      R Class                                                 (74)          (93)

    Increase (decrease) in shares outstanding              24,151        37,202

The accompanying notes are an integral part of these financial statements.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price New Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks the highest level of income consistent with the preservation of capital over time by investing primarily in marketable debt securities. The fund has three classes of shares: the New Income Fund original share class, referred to in this report as the Investor Class, offered since August 31, 1973, New Income Fund--Advisor Class (Advisor Class), offered since September 30, 2002, and New Income Fund--R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Options on futures contracts are valued at the last sale price. Financial futures contracts are valued at closing settlement prices. Swap agreements are valued at prices furnished by dealers who make markets in such securities.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting
The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class's average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class's settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class's outstanding shares.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Unrealized gains and losses on forward currency exchange contracts are included in investments in securities, and in the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swap agreements are accrued daily and recorded as realized gain or loss on securities in the accompanying financial statements. Fluctuations in the fair value of swap agreements are recorded in the change in net unrealized gain or loss on securities in the accompanying financial statements and are reclassified to realized gain or loss on securities upon termination prior to maturity. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Forward Currency Exchange Contracts
During the six months ended November 30, 2004, the fund was a party to forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates and exchange rates. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in currency values.

Futures Contracts
During the six months ended November 30, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Options
Call and put options on futures contracts give the holder the right to purchase or sell, respectively, a particular futures contract at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in underlying futures prices. Transactions in options written and related premiums received during the six months ended November 30, 2004, were as follows:

                                                   Number of
                                                   Contracts            Premiums

Outstanding at beginning of period                      240    $        258,000

Expired                                                (240)           (258,000)

Outstanding at end of period                              -    $              -
                                                  ------------------------------

Swap Agreements
During the six months ended November 30, 2004, the fund was a party to interest rate swap agreements under which it is obligated to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from movements in interest rates.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At November 30, 2004, the value of loaned securities was $468,570,000; aggregate collateral consisted of $453,183,000 in the money market pooled trust and U.S. government securities valued at $29,584,000.

Other
Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $368,480,000 and $406,948,000, respectively, for the six months ended November 30, 2004. Purchases and sales of U.S. government securities aggregated $1,792,806,000 and $1,500,120,000, respectively, for the six months ended November 30, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2004.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2004, the fund had $22,720,000 of unused capital loss carryforwards that expire in fiscal 2009

At November 30, 2004, the cost of investments for federal income tax purposes was $3,244,260,000. Net unrealized gain aggregated $52,387,000 at period-end, of which $97,860,000 related to appreciated investments and $45,473,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At November 30, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $1,053,000.

The Advisor Class and R Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and reimburse a class for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation. Through the repayment date, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class's net assets have grown or expenses have declined sufficiently to allow repayment without causing the class's expense ratio to exceed its expense limitation.

--------------------------------------------------------------------------------

                                               Advisor Class             R Class

Expense Limitation                                     0.90%               1.15%

Limitation Date                                      9/30/06             9/30/06

Repayment Date                                       9/30/08             9/30/08


Pursuant to this agreement, at November 30, 2004, management fees waived remain subject to repayment in the following amounts: $10,000 through September 30, 2006 and $1,000 through September 30, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended November 30, 2004, expenses incurred pursuant to these service agreements were $72,000 for Price Associates, $348,000 for T. Rowe Price Services, Inc., and $611,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $205,000 of these expenses was payable.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended November 30, 2004, the fund was charged $2,000 for shareholder servicing costs related to the college savings plans, of which $1,000 was for services provided by Price and $0 was payable at period-end. At November 30, 2004, no shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended November 30, 2004, the fund was allocated $911,000 of Spectrum Funds' expenses and $484,000 of Retirement Funds' expenses. Of these amounts, $900,000 related to services provided by Price and $223,000 was payable at period-end. At November 30, 2004, approximately 35.3% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 12.5% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended November 30, 2004, dividend income from the Reserve Funds totaled $1,660,000, and the value of shares of the Reserve Funds held at November 30, 2004 and May 31, 2004 was $172,102,000 and $238,642,000, respectively.

As of November 30, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 12,226 shares of the Advisor Class, aggregating less than 1% of the fund's net assets.

T. Rowe Price New Income Fund
--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2.  Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant's annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant's most recent fiscal half-year.

Item 3.  Audit Committee Financial Expert.

Disclosure required in registrant's annual Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Disclosure required in registrant's annual Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant's annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Income Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     January 14, 2005